                                                               November 16, 1999

Dear Fellow Shareholder:

     Fiscal 1999 was a record year for The Merger Fund(R). As previously reported, the Fund gained 21.3% in the 12 months ended September 30, substantially exceeding our rate-of-return targets. This above-trendline showing was attributable to the continued rapid pace of M&A activity, attractive arbitrage spreads and a highly selective investment approach that enabled us to avoid a number of broken deals. Out of more than a hundred arbitrage positions held by The Merger Fund(R) in fiscal 1999, just one transaction failed to be completed. Not only did the Fund post strong absolute returns, but our risk profile also remained extremely favorable. We can again report that, based on Morningstar data for the three years ended September 30, The Merger Fund(R) showed the most consistent monthly returns, the least sensitivity to market fluctuations and the lowest Morningstar risk among approximately 2,000 equity mutual funds.

     The mix of merger activity has changed somewhat since our last annual report, but the percentage of unsolicited, or hostile, takeover attempts has remained low. Although the Fund did invest in several hostile transactions earlier in the year, Chart 1 shows that friendly deals represented 100% of our arbitrage holdings as of September 30. As we have noted previously, hostile bids are relatively uncommon because, more often than not, they don't succeed. It takes a rare confluence of favorable elements for an unsolicited offer to carry the day, and even when the target fails to remain independent, it frequently ends up in the hands of a white knight. In some cases, moreover, the failure to complete a hostile takeover leaves the would-be acquirer vulnerable to a re-rating by Wall Street analysts and portfolio managers; the unsuccessful effort may be viewed as an admission that the bidder needs something it doesn't have. The urge to merge, however, often takes on a life of its own, and we anticipate that hostile deals will remain a small but high-profile part of the takeover scene absent major changes in the law, regulation or economic and market conditions.

     Chart 2 shows that virtually all of the acquisitions in which the Fund has invested are strategic in nature, meaning deals that involve a corporate buyer-generally operating in the same industry as the target-whose management sees the transaction as a quicker and more cost-effective alternative to building the business organically. As was the case last year and for most of the decade, highly leveraged, financially driven takeovers of publicly traded companies remain relatively infrequent. After an 18-year bull market, the floor of the New York Stock Exchange is not the best place to look for undervalued corporate assets. With public market values often exceeding private market values, there is little incentive for LBO firms to take companies private. And even when a suitable candidate is identified, the financial buyer may well find itself in competition with corporate players armed with richly valued shares. From an arbitrage standpoint, the continued preponderance of strategic deals is clearly a good thing. Some LBO firms appear to view their acquisition agreements as a free call option on the target company during the pendency of the transaction. Should the target's interim results fall short of expectations or leveraged financing become more difficult to obtain, these buyers may be quick to cut the takeout price or abandon the deal altogether. Not all strategic acquisitions are accident-proof, of course, but they are generally less vulnerable to the inevitable bumps in the road along the way.

     Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of its fiscal year. Stock remains the acquisition currency of choice, to an even greater extent than last year. Seventy percent of the deals in our portfolio, measured as a percentage of the Fund's assets, involve at least some stock, up from

53% a year earlier. In addition to taking advantage of today's lofty equity valuations, stock transactions permit pooling-of-interests accounting treatment, an approach that allows the acquiring company to avoid earnings dilution tied to the amortization of goodwill. Beginning in January of 2001, however, pooling may no longer be permitted, which means that all takeovers -- whether for cash or stock -- must be done under purchase accounting. The prospective elimination of pooling is likely to help keep M&A activity at robust levels over the next year, but we don't expect mergers to grind to a halt in 2001. That's because many acquisitive companies are already attempting to convince Wall Street that "cash earnings" (i.e., earnings before depreciation and amortization of goodwill) are the best measure of corporate performance, and cash earnings are not penalized under purchase accounting. It is also worth noting that purchase accounting is subject to fewer conditions than pooling and therefore offers would-be acquirers greater flexibility, especially in hostile situations, so that we may see increased use of this accounting technique well before it becomes mandatory.

     Chart 4 shows our investments classified by economic sector. As has been the case each year since the Fund's inception, financial services, a category that includes banks, S&Ls, insurers and investment advisory companies, represents the largest segment of our portfolio (21%). With the repeal of Glass-Steagall, consolidation in this sector seems likely to continue to run at a healthy clip. Telecommunications, which last year ranked fourth at seven percent of the portfolio, has jumped to second place this year, representing 16% of our holdings. Telecom service providers appear determined to expand their geographic footprints, while their equipment suppliers see acquisitions as a means of offering a broader array of products geared to the convergence of voice, data and video. These same trends help explain recent acquisition activity involving cable TV companies, which are included in our media category (14%). Also included among the Fund's holdings in this sector are two Internet advertising companies, whose presence in our portfolio reflects the growing importance of the Internet and the fact that many companies in cyberspace view strategic combinations as one way to stay ahead of the curve in an industry undergoing dramatic change. The Fund's Internet investments have worked out extremely well so far, and we anticipate playing many more such deals in the years ahead.

     Last year's annual report was written in the wake of severe turbulence in the financial markets that buffeted arbitrageurs and conventional money managers alike. Having been through such periods before, we were unusually optimistic about our prospects and concluded the report by saying, "We look forward to writing next year's letter!" Not all of our comments have proven to be as prescient, but we are comfortable predicting that fiscal 2000 will be another excellent year for our unique investment vehicle.

                                         Sincerely,

                                         /s/ FREDERICK W. GREEN

                                         Frederick W. Green
                                         President

                              THE MERGER FUND(R)


                                   CHART 1
                            PORTFOLIO COMPOSITION

                                                              HOSTILE                   FRIENDLY
BY THE TYPE OF DEAL*                                          0.0%                      100.0%

                                   CHART 2
                            PORTFOLIO COMPOSITION

                                                              FINANCIAL                 STRATEGIC
BY THE TYPE OF BUYER*                                         1.6%                      98.4%


                                                        *DATA AS OF 9/30/99

                              THE MERGER FUND(R)



                                   CHART 3
                            PORTFOLIO COMPOSITION

                                                        STOCK WITH
                                   STOCK WITH FIXED   FLEXIBLE EXCHANGE
                                    EXCHANGE RATIO         RATIO          CASH & STOCK        CASH      UNDETERMINED
BY DEAL TERMS*                          25.3%             21.5%              22.8%            29.7%         0.7%

                                    CHART 4
                             PORTFOLIO COMPOSITION

                                                                                                                   CUSTOMER
                     FINANCIAL                                            BASIC                BUSINESS  CONSUMER  NON-      CAPITAL
                     SERVICES  TELECOMMUNICATIONS   MEDIA   TECHNOLOGY  INDUSTRIES  HEALTHCARE SERVICES  SERVICES  DURABLES   GOODS
BY SECTOR*             21.4%         16.3%          14.5%      11.9%      8.7%        8.6%       7.2%       3.9%     3.2%      2.5%

                                             CONSUMER
                      ENERGY  MISCELLANEOUS  DURABLES
BY SECTOR*             1.2%       0.5%         0.1%



                                                        *DATA AS OF 9/30/99

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500
[COMPARISON LINE GRAPH]

                                                                          S&P 500                         THE MERGER FUND
                                                                          -------                         ---------------
1/89                                                                      10000.00                           10000.00
                                                                           9751.00                           10099.00
                                                                           9978.00                           10396.00
                                                                          10496.00                           10472.00
                                                                          10921.00                           10540.00
                                                                          10859.00                           10676.00
                                                                          11840.00                           10913.00
                                                                          12071.00                           11168.00
                                                                          12022.00                           10625.00
                                                                          11743.00                           10184.00
                                                                          11982.00                           10209.00
9/89                                                                      12270.00                           10680.00
                                                                          11446.00                           10057.00
                                                                          11594.00                           10226.00
                                                                          11901.00                           10571.00
                                                                          11604.00                           10637.00
                                                                          12735.00                           10917.00
                                                                          12649.00                           10973.00
                                                                          12609.00                           10739.00
                                                                          11469.00                           10683.00
                                                                          10911.00                            9871.00
                                                                          10865.00                           10179.00
                                                                          11568.00                           10674.00
9/90                                                                      11890.00                           10796.00
                                                                          12407.00                           10846.00
                                                                          13295.00                           10876.00
                                                                          13617.00                           11195.00
                                                                          13649.00                           11504.00
                                                                          14238.00                           11574.00
                                                                          13585.00                           11754.00
                                                                          14219.00                           11973.00
                                                                          14556.00                           12043.00
                                                                          14312.00                           12063.00
                                                                          14504.00                           12162.00
                                                                          13920.00                           12471.00
9/91                                                                      15512.00                           12614.00
                                                                          15223.00                           12825.00
                                                                          15420.00                           12825.00
                                                                          15120.00                           12899.00
                                                                          15564.00                           12889.00
                                                                          15640.00                           12815.00
                                                                          15407.00                           12741.00
                                                                          16037.00                           13131.00
                                                                          15709.00                           13279.00
                                                                          15893.00                           13385.00
                                                                          15948.00                           13490.00
                                                                          16491.00                           13026.00
9/92                                                                      16693.00                           13288.00
                                                                          16833.00                           13566.00
                                                                          17062.00                           13655.00
                                                                          17423.00                           13588.00
                                                                          17001.00                           13766.00
                                                                          17456.00                           13944.00
                                                                          17507.00                           14333.00
                                                                          17437.00                           14613.00
                                                                          18099.00                           14781.00
                                                                          17960.00                           14881.00
                                                                          18331.00                           15104.00
                                                                          18156.00                           15271.00
9/93                                                                      18376.00                           15644.00
                                                                          19001.00                           15825.00
                                                                          18484.00                           15764.00
                                                                          17678.00                           15801.00
                                                                          17904.00                           15970.00
                                                                          18198.00                           16078.00
                                                                          17752.00                           16223.00
                                                                          18334.00                           16380.00
                                                                          19086.00                           16658.00
                                                                          18618.00                           16754.00
                                                                          19037.00                           16682.00
                                                                          18344.00                           16561.00
9/94                                                                      18616.00                           16760.00
                                                                          19098.00                           17077.00
                                                                          19843.00                           17280.00
                                                                          20428.00                           17394.00
                                                                          21029.00                           17279.00
                                                                          21870.00                           17393.00
                                                                          22373.00                           17689.00
                                                                          23111.00                           18025.00
                                                                          23181.00                           18259.00
                                                                          24159.00                           18551.00
                                                                          24072.00                           18601.00
                                                                          25129.00                           18906.00
9/95                                                                      25614.00                           19113.00
                                                                          26484.00                           19329.00
                                                                          26730.00                           19613.00
                                                                          26987.00                           19842.00
                                                                          27383.00                           19991.00
                                                                          28090.00                           20221.00
                                                                          28196.00                           20316.00
                                                                          26950.00                           20180.00
                                                                          27519.00                           20436.00
                                                                          29068.00                           20626.00
                                                                          29870.00                           20626.00
                                                                          32129.00                           20843.00
9/96                                                                      31493.00                           21014.00
                                                                          33461.00                           21148.00
                                                                          33722.00                           21148.00
                                                                          32336.00                           21252.00
                                                                          34266.00                           21222.00
                                                                          36353.00                           21744.00
                                                                          37982.00                           22072.00
                                                                          41005.00                           22280.00
                                                                          38709.00                           22681.00
                                                                          40830.00                           22858.00
                                                                          39466.00                           22963.00
                                                                          41294.00                           23305.00
9/97                                                                      42004.00                           23461.00
                                                                          42470.00                           23295.00
                                                                          45532.00                           23660.00
                                                                          47863.00                           23677.00
                                                                          48347.00                           24058.00
                                                                          47515.00                           24041.00
                                                                          49444.00                           24522.00
                                                                          48920.00                           24505.00
                                                                          41846.00                           23228.00
                                                                          44529.00                           23045.00
                                                                          48149.00                           23607.00
                                                                          51067.00                           24188.00
9/98                                                                      54008.00                           24715.00
                                                                          56266.00                           24861.00
                                                                          54516.00                           25298.00
                                                                          56697.00                           25589.00
                                                                          58891.00                           25989.00
                                                                          57501.00                           26389.00
                                                                          60692.00                           27099.00
                                                                          58799.00                           27516.00
                                                                          58510.00                           27662.00
9/99                                                                      56907.00                           27952.00

Note: Westchester Capital Management, Inc. became sole adviser to the Fund in January of 1989. Results for earlier periods are not shown. All figures represent past performance and may not be indicative of future results. The Fund's share price and return will vary, and Investors may have a gain or loss when they redeem their shares.

                                                                   AVERAGE
                                                             ANNUAL TOTAL RETURN
                                                           -----------------------
                                                   1 YR.   5 YR.   SINCE INCEPTION
                                                   -----   -----   ---------------
The Merger Fund..................................  21.4%   10.8%        10.1%

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1999

 SHARES                                                                     VALUE
 ------                                                                  ------------
COMMON STOCKS -- 112.76%*
           ADVERTISING -- 0.92%*
  147,700  Outdoor Systems, Inc.**(1)..................................  $  5,280,275
                                                                         ------------
           AGRICULTURAL BIOTECHNOLOGY -- 3.57%*
  515,900  Pioneer Hi-Bred International, Inc.(1)(2)...................    20,539,269
                                                                         ------------
           BANKS -- 11.96%*
  772,300  Republic New York Corporation(1)............................    47,448,181
  695,000  UST Corp.(2)................................................    21,371,250
                                                                         ------------
                                                                           68,819,431
                                                                         ------------
           BROKERAGE/INVESTMENT BANKING -- 1.81%*
  353,900  EVEREN Capital Corporation(2)...............................    10,440,050
                                                                         ------------
           CABLE & WIRE PRODUCTS -- 1.06%*
  143,100  AFC Cable Systems, Inc.**(1)(2).............................     6,081,750
                                                                         ------------
           COMPUTER HARDWARE -- 0.55%*
  150,000  Data General Corporation**(1)(2)............................     3,159,375
                                                                         ------------
           CABLE TV -- 8.06%*
  341,700  Century Communications Corp. -- Class A**(1)................    15,590,063
  450,600  MediaOne Group, Inc.**(1)(2)................................    30,781,612
                                                                         ------------
                                                                           46,371,675
                                                                         ------------
           COMMERCIAL PRINTING -- 0.59%*
   91,900  World Color Press, Inc.**(2)................................     3,423,275
                                                                         ------------
           HOUSEHOLD PRODUCTS -- 3.53%*
  402,500  Premark International, Inc.(2)..............................    20,326,250
                                                                         ------------
           ELECTRONIC PRODUCTS AND DISTRIBUTION -- 5.02%*
  701,800  Unitrode Corporation**(1)(2)................................    28,861,525
                                                                         ------------
           FARM EQUIPMENT -- 0.43%*
   50,000  Case Corporation(4).........................................     2,490,625
                                                                         ------------
           FOOD RETAILERS -- 4.38%*
  358,000  Hannaford Bros. Co.(2)......................................    25,216,625
                                                                         ------------
           GIFTWARE -- 0.06%*
   73,554  Syratech Corporation(2)(6)..................................       367,770
                                                                         ------------
           INDUSTRIAL PRODUCTS -- 0.59%*
  137,100  Furon Company(2)............................................     3,418,931
                                                                         ------------
           INSTRUMENTS AND CONTROLS -- 1.30%*
   67,200  Honeywell Inc.(1)...........................................     7,480,200
                                                                         ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999

 SHARES                                                                     VALUE
 ------                                                                  ------------
           INSURANCE -- 9.31%*
  792,900  American Heritage Life Investment Corporation(1)(2).........  $ 25,174,575
  135,000  The Guarantee Life Companies Inc.(2)........................     4,125,937
  511,900  Orion Capital Corporation(1)(2).............................    24,251,263
                                                                         ------------
                                                                           53,551,775
                                                                         ------------
           LEISURE & RECREATIONAL PRODUCTS -- 0.14%*
   87,200  The Coleman Company, Inc.**(1)..............................       833,850
                                                                         ------------
           MARKET RESEARCH -- 7.56%*
  175,600  Abacus Direct Corporation**(1)..............................    21,401,250
  594,600  Nielsen Media Research, Inc.(1)(2)..........................    22,111,688
                                                                         ------------
                                                                           43,512,938
                                                                         ------------
           MEDICAL PRODUCTS & SERVICES -- 0.78%*
  127,900  OEC Medical Systems, Inc.**(2)..............................     4,492,487
                                                                         ------------
           NETWORKING PRODUCTS -- 4.49%*
  474,900  International Network Services**(2).........................    25,822,688
                                                                         ------------
           OFFICE FURNITURE -- 2.40%*
  513,000  Knoll, Inc.**(1)............................................    13,786,875
                                                                         ------------
           OFFICE PRODUCTS -- 2.85%*
1,742,000  Corporate Express, Inc.**(1)(2).............................    16,385,687
                                                                         ------------
           OIL & GAS EXPLORATION -- 1.38%*
  899,000  Poco Petroleums Ltd.**(2)(5)................................     7,922,457
                                                                         ------------
           PAPER & FOREST PRODUCTS -- 3.03%*
1,110,500  MacMillan Bloedel Limited(1)................................    17,420,969
                                                                         ------------
           PHARMACEUTICALS -- 8.89%*
  549,200  ALZA Corporation**(2).......................................    23,512,625
  359,500  Centocor, Inc.**(1).........................................    21,053,219
  217,000  Roberts Pharmaceutical Corporation**(2).....................     6,564,250
                                                                         ------------
                                                                           51,130,094
                                                                         ------------
           PUBLISHING & TRADE SHOWS -- 0.73%*
  260,000  Ziff-Davis Inc.**(4)........................................     4,192,500
                                                                         ------------
           REAL ESTATE INVESTMENT TRUSTS -- 0.24%*
   63,300  Walden Residential Properties, Inc.(2)......................     1,380,731
                                                                         ------------
           SAVINGS & LOANS -- 0.62%*
  402,700  Coast Federal Litigation Contingent Payment Rights
             Trust**(7)................................................       415,284
  111,200  First Liberty Financial Corp.(1)............................     3,141,400
                                                                         ------------
                                                                            3,556,684
                                                                         ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999

 SHARES                                                                     VALUE
 ------                                                                  ------------
           SPECIALTY CHEMICALS -- 6.70%*
  493,500  Nalco Chemical Company(2)...................................  $ 24,921,750
  240,400  Union Carbide Corporation(2)................................    13,657,725
                                                                         ------------
                                                                           38,579,475
                                                                         ------------
           TV SYNDICATION -- 3.49%*
  535,900  King World Productions, Inc.**(1)(2)........................    20,096,250
                                                                         ------------
           TELECOMMUNICATIONS -- 13.45%*
  220,900  BCE Mobile Communications Inc.**(2).........................     8,766,969
  763,727  Global Crossing Ltd.**(2)...................................    20,238,766
  312,900  Omnipoint Corporation**(4)..................................    17,483,287
  916,000  SkyTel Communications, Inc.**(1)............................    16,774,250
  248,000  US WEST, Inc.(4)............................................    14,151,500
                                                                         ------------
                                                                           77,414,772
                                                                         ------------
           TELECOMMUNICATIONS EQUIPMENT -- 2.87%*
  343,500  General Instrument Corporation**............................    16,530,938
                                                                         ------------
           TOTAL COMMON STOCKS (Cost $656,326,320).....................   648,888,196
                                                                         ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
PUT OPTIONS PURCHASED -- 7.50%*
           AT&T Corp.
    4,281  Expiration October 21, 1999, Exercise Price $65.00(6)(8)....     9,204,150
           AT&T Corp.
    2,095  Expiration January 2000, Exercise Price $50.00..............     1,597,438
           The Dow Chemical Company
    1,292  Expiration October 20, 1999, Exercise Price $165.00(6)(8)...     6,637,650
           Global Crossing Ltd.
      822  Expiration October 1999, Exercise Price $35.00(6)...........       708,975
           Global Crossing Ltd.
    3,760  Expiration October 1999, Exercise Price $50.00..............     9,024,000
           Global Crossing Ltd.
    1,400  Expiration October 1999, Exercise Price $55.00..............     3,998,750
           Motorola, Inc.
    1,530  Expiration October 29, 1999, Exercise Price $120.00(6)(8)...     4,896,000
           Texas Instruments Incorporated
    4,038  Expiration October 1999, Exercise Price $67.50..............       151,425
           Weyerhaeuser Company
    3,110  Expiration October 20, 1999, Exercise Price $80.00(6)(8)....     6,958,625
                                                                         ------------
           TOTAL PUT OPTIONS PURCHASED
             (Cost $43,390,449)........................................    43,177,013
                                                                         ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1999

                               PRINCIPAL AMOUNT                                     VALUE
                               ----------------                                  ------------
CONVERTIBLE BONDS -- 0.48%*
  $ 2,950,000      MindSpring Enterprises, 5.000%, 4/15/2006
                     (Cost $2,746,125).........................................  $  2,747,187
                                                                                 ------------
CORPORATE BONDS -- 1.87%*
  $10,000,000      CEX Holdings Inc., CLB, 9.625%, 6/01/2008(3)(6)
                     (Cost $10,162,500)........................................    10,750,000
                                                                                 ------------
VARIABLE RATE DEMAND NOTES# -- 0.00%*
  $    22,703      Warner-Lambert Co., 5.0230%
                     (Cost $22,703)............................................        22,703
                                                                                 ------------
                   TOTAL INVESTMENTS
                     (Cost $712,648,097).......................................  $705,585,099
                                                                                 ============

------------------------------

*    Calculated as a percentage of net assets.
**   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of September 30, 1999.
CLB -- Callable
(1) All or a portion of the shares have been committed as collateral for open short positions.
(2) All or a portion of the shares have been committed as collateral for the credit facility.
(3) All or a portion of the shares have been committed as collateral for short foreign currency contracts.
(4) All or a portion of the shares have been committed as collateral for written option contracts.
(5)  Foreign security.
(6)  Fair-valued security.
(7)  Litigation settlement rights.
(8)  Custom derivative.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1999

SHARES                                                                    VALUE
------                                                                 ------------
659,000  Abbott Laboratories.........................................  $ 24,218,250
209,200  Adelphia Communications Corporation -- Class A..............    12,303,575
125,975  AlliedSignal, Inc. .........................................     7,550,627
     20  AT&T Corp. .................................................           870
 94,300  BB&T Corporation............................................     3,052,963
224,750  Burlington Resources Inc. ..................................     8,259,562
434,103  CBS Corporation.............................................    20,077,264
184,400  DoubleClick Inc. ...........................................    21,966,650
202,950  E.I. du Pont de Nemours and Company.........................    12,354,581
 45,425  EMC Corporation.............................................     3,245,048
289,619  First Union Corporation.....................................    10,299,576
165,452  Global Crossing Ltd. .......................................     4,384,478
 38,100  Illinois Tool Works Inc. ...................................     2,840,831
184,650  Infinity Broadcasting Corporation -- Class A................     5,412,553
215,700  Johnson & Johnson...........................................    19,817,437
402,450  Lucent Technologies Inc. ...................................    26,108,944
235,000  MCI WorldCom, Inc. .........................................    16,890,625
 44,600  Motorola, Inc. .............................................     3,924,800
116,550  Quebecor Printing Inc. .....................................     2,673,366
187,900  Qwest Communications International Inc. ....................     5,554,794
173,600  Shire Pharmaceuticals Group PLC -- ADR......................     5,001,850
 49,500  Sunbeam Corporation.........................................       281,531
352,300  Texas Instruments Incorporated..............................    28,976,675
  7,200  Tyco International Ltd. ....................................       743,400
257,423  VoiceStream Wireless Corporation............................    15,887,826
                                                                       ------------
         TOTAL SECURITIES SOLD SHORT
           (Proceeds $259,098,409)...................................  $261,828,076
                                                                       ============

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 1999

CONTRACTS (100 SHARES PER CONTRACT)                                             VALUE
-----------------------------------                                           ----------
CALL OPTIONS
                Case Corporation
      500       Expiration October 1999, Exercise Price $45.00..............  $  275,000
                US WEST, Inc.
      500       Expiration October 1999, Exercise Price $50.00(1)...........     353,125
                Ziff-Davis Inc.
      450       Expiration October 1999, Exercise Price $15.00..............      64,687
PUT OPTIONS
                AT&T Corp.
    2,095       Expiration January 2000, Exercise Price $55.00(1)...........   2,474,719
                Texas Instruments Incorporated
    3,518       Expiration October 1999, Exercise Price $77.50..............     571,675
                                                                              ----------
                TOTAL OPTIONS WRITTEN
                (Premiums received $5,717,202)..............................  $3,739,206
                                                                              ==========

------------------------------

(1) Fair-valued security.

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

ASSETS:
  Investments, at value (Cost $712,648,097).................                    $  705,585,099
  Cash......................................................                        17,820,463
  Deposit at brokers for short sales........................                        29,422,654
  Receivable from brokers for proceeds on securities sold
     short..................................................                       264,472,309
  Receivable for investments sold...........................                        30,486,094
  Receivable for fund shares issued.........................                         1,667,739
  Dividends and interest receivable.........................                         1,041,771
  Other receivables.........................................                           398,522
                                                                                --------------
          Total Assets......................................                     1,050,894,651
                                                                                --------------
LIABILITIES:
  Loan payable (Note 10)....................................    $162,600,000
  Securities sold short, at value (Proceeds of
     $259,098,409)..........................................     261,828,076
  Payable for investment securities purchased...............      39,568,750
  Options written, at value (Premiums received
     $5,717,202)............................................       3,739,206
  Payable for fund shares redeemed..........................       5,633,098
  Accrued interest payable..................................         808,555
  Investment advisory fee payable...........................         508,183
  Distribution fees payable.................................         171,523
  Payable for forward currency exchange contracts...........         190,679
  Dividends payable on short positions......................         145,768
  Accrued expenses and other payables.......................         251,426
                                                                ------------
          Total Liabilities.................................                       475,445,264
                                                                                --------------
NET ASSETS..................................................                    $  575,449,387
                                                                                ==============
NET ASSETS Consist Of:
  Accumulated undistributed net investment income...........                    $      510,322
  Accumulated undistributed net realized gain on investments sold, securities sold short and option contracts
     expired or closed......................................                        32,897,016
  Net unrealized appreciation (depreciation) on:
     Investments and foreign currency related items.........                        (7,062,998)
     Short positions........................................                        (2,729,667)
     Written options........................................                         1,977,996
     Forward currency exchange contracts....................                          (190,679)
  Paid-in capital...........................................                       550,047,397
                                                                                --------------
          Total Net Assets..................................                    $  575,449,387
                                                                                ==============
NET ASSET VALUE, offering price and redemption price per
  share ($575,449,387/37,451,606 shares of beneficial
  interest outstanding).....................................                            $15.37
                                                                                        ======

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
  Interest..................................................                       $  8,924,807
  Dividend income on long positions
     (net of foreign withholding taxes of $59,514)..........                          4,691,108
                                                                                   ------------
     Total investment income................................                         13,615,915
                                                                                   ------------
EXPENSES:
  Investment advisory fee...................................    $  4,549,174
  Distribution fees.........................................         842,509
  Transfer agent and shareholder servicing agent fees.......         182,326
  Federal and state registration fees.......................          93,827
  Professional fees.........................................         140,652
  Trustees' fees and expenses...............................          26,038
  Custody fees..............................................         130,227
  Administration fee........................................         204,099
  Reports to shareholders...................................          83,242
  Other.....................................................          26,775
                                                                ------------
     Total operating expenses before interest expense and
       dividends on short positions.........................                          6,278,869
  Interest expense..........................................                          3,270,434
  Dividends on short positions (net of foreign withholding
     taxes of $63,620)......................................                          1,593,290
                                                                                   ------------
     Total expenses.........................................                         11,142,593
                                                                                   ------------
NET INVESTMENT INCOME.......................................                          2,473,322
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Long transactions and foreign currency related items...      77,426,883
     Short transactions.....................................      (4,876,044)
     Option contracts expired or closed.....................     (16,447,554)
     Forward currency exchange contracts....................      (1,871,689)
                                                                ------------
     Net realized gain......................................                         54,231,596
  Change in unrealized appreciation (depreciation) on:
     Investments and foreign currency related items.........                         48,846,717
     Short positions........................................                        (27,470,052)
     Written options........................................                          2,000,221
     Forward currency exchange contracts....................                            868,869
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............                         78,477,351
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                       $ 80,950,673
                                                                                   ============

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of Capital Shares.....................................  $   500,045,668
Repurchases of Capital Shares...............................     (429,706,431)
Net Change in Receivables/Payables Related to Capital Share
  Transactions..............................................        3,965,359
                                                              ---------------
Cash Provided by Capital Share Transactions.................       74,304,596
Cash Provided by Borrowings.................................       51,932,407
Distributions Paid in Cash*.................................       (2,232,887)
                                                              ---------------
                                                                                 $ 124,004,116
                                                                                 -------------
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of Investments....................................   (3,379,458,695)
Proceeds from Sales of Investments..........................    3,283,325,689
                                                              ---------------
                                                                  (96,133,006)
                                                              ---------------
Increase in Deposit at Brokers for Short Sales..............      (11,938,685)
Net Investment Income.......................................        2,473,322
Net Change in Receivables/Payables Related to Operations....         (585,284)
                                                              ---------------
                                                                  (10,050,647)
                                                              ---------------
                                                                                  (106,183,653)
                                                                                 -------------
Net Increase in Cash........................................                        17,820,463
Cash, Beginning of Year.....................................                                 0
                                                                                 -------------
Cash, End of Year...........................................                     $  17,820,463
                                                                                 =============

------------------------------

*Non-cash financing activities include reinvestment of dividends of $28,405,531.

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED             YEAR ENDED
                                                           SEPTEMBER 30, 1999     SEPTEMBER 30, 1998
                                                           ------------------     ------------------
Net investment income....................................     $  2,473,322           $  6,433,162
Net realized gain on investments sold, forward currency
  exchange contracts, securities sold short and option
  contracts expired or closed............................       54,231,596             32,750,166
Change in unrealized appreciation (depreciation) of
  investments, forward currency exchange contracts, short
  positions and written options..........................       24,245,755            (35,986,058)
                                                              ------------           ------------
Net increase in net assets resulting from operations.....       80,950,673              3,197,270
                                                              ------------           ------------
Distributions to shareholders from:
  Net investment income..................................       (5,109,498)              (813,613)
  Net realized gains.....................................      (25,528,920)           (44,190,435)
                                                              ------------           ------------
  Total dividends and distributions......................      (30,638,418)           (45,004,048)
                                                              ------------           ------------
Net increase in net assets from capital share
  transactions (Note 6)..................................       98,744,768             22,212,257
                                                              ------------           ------------
Net increase (decrease) in net assets....................      149,057,023            (19,594,521)

NET ASSETS:
Beginning of period......................................      426,392,364            445,986,885
                                                              ------------           ------------
End of period (including accumulated undistributed net
  investment income of $510,322 and $5,458,760,
  respectively)..........................................     $575,449,387           $426,392,364
                                                              ============           ============

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                               YEAR               YEAR            TEN MONTHS              YEAR ENDED
                                               ENDED              ENDED              ENDED               NOVEMBER 30,
                                           SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      ----------------------
                                               1999               1998              1997(7)           1996          1995
                                           -------------      -------------      -------------      --------      --------
Net Asset Value, beginning of
  period...............................        $13.90             $15.35             $15.41           $14.87        $13.72
Income from investment operations:
  Net investment income..............            0.08(2)(3)         0.20(2)(3)         0.02(2)(3)       0.20(2)(3)    0.08(2)(3)
  Net realized and unrealized gain
    (loss) on investments............            2.71              (0.05)              1.35             1.24          1.78
                                             --------           --------           --------         --------      --------
  Total from investment operations...            2.79               0.15               1.37             1.44          1.86
Less distributions:
  Dividends from net investment
    income...........................           (0.22)             (0.03)             (0.19)           (0.08)           --
  Distributions from net realized
    gains............................           (1.10)             (1.57)             (1.24)           (0.82)        (0.71)
                                             --------           --------           --------         --------      --------
  Total distributions................           (1.32)             (1.60)             (1.43)           (0.90)        (0.71)
                                             --------           --------           --------         --------      --------
Net Asset Value, end of period.......          $15.37             $13.90             $15.35           $15.41        $14.87
                                             ========           ========           ========         ========      ========
Total Return.........................           21.39%              0.82%              9.68%(5)        10.26%        14.26%
Supplemental Data and Ratios:
  Net assets, end of period
    (000's)..........................        $575,449           $426,392           $445,987         $489,084      $243,082
  Ratio of operating expenses to
    average net assets...............            1.38%(1)           1.33%(1)           1.36%(1)(6)      1.36%(1)      1.41%(1)
  Ratio of interest expense and
    dividends on short positions to
    average net assets...............            1.07%              1.93%              2.93%(6)         0.95%         2.42%
  Ratio of net investment income to
    average net assets...............            0.54%              1.36%              0.13%(6)         1.36%         0.57%
  Portfolio turnover rate(4).........          386.52%            355.38%            271.24%          276.99%       290.48%

------------------------------

(1) For the years ended September 30, 1999 and 1998, the ten months ended September 30, 1997, and for the years ended November 30, 1996 and 1995, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended September 30, 1999 and 1998, the ten months ended September 30, 1997, and for the years ended November 30, 1996 and 1995, were 2.45%, 3.26 %, 4.29%, 2.31% and 3.83%, respectively.

(2) Net investment income before interest expense and dividends on short positions for the years ended September 30, 1999 and 1998, the ten months ended September 30, 1997, and for the years ended November 30, 1996 and 1995, was $0.23, $0.49, $0.38, $0.35 and $0.42, respectively.

(3) Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.

(4) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long position throughout the period.

(5) Not annualized.

(6) Annualized.

(7) Effective December 1, 1996 the Fund's fiscal year end was changed to September 30 from November 30.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999

NOTE 1 -- ORGANIZATION

     The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

     Investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. At September 30, 1999 fair valued long securities represent 5.6% of investments, at value, while fair valued written options represent 75.6% of options written, at value. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Transactions with Brokers for Short Sales

     Cash and liquid securities in the amount of $267,903,832 have been committed as collateral for open short investment positions and specifically identified in the Fund's records. The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1999

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
C. Federal Income Taxes

     No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

D. Written Option Accounting

     The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

E. Purchased Option Accounting

     The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

F. Forward Currency Exchange Contracts

     The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1999

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
G. Distributions to Shareholders

     Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss and straddle loss deferrals and unrealized gains or losses on Section 1256 contracts, which are realized, for tax purposes, at September 30, 1999. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

H. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

I. Foreign Securities

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J. Foreign Currency Translations

     The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1999

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
K. When-Issued Securities

     The Fund may sell securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short sale positions. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the market value for when-issued securities.

L. Other

     Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $8,081,959 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

     The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

     Firstar Mutual Fund Services, LLC, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

     Distribution services are performed pursuant to distribution contracts with Mercer Allied Company, L.P. ("Mercer"), the Fund's principal underwriter, and other broker-dealers.

NOTE 4 -- SHORT POSITIONS

     The Fund may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold,

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1999

NOTE 4 -- SHORT POSITIONS (CONTINUED)
but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

NOTE 5 -- RELATED PARTY TRANSACTIONS

     William H. Bohnett, Esq., a partner of Fulbright & Jaworski L.L.P., served as a Trustee and Assistant Secretary of the Fund during the year ended September 30, 1999. Fulbright & Jaworski L.L.P. furnishes legal services to the Fund. For the year ended September 30, 1999 the Fund paid $94,602 for such services.

     Certain officers of the Fund are also officers of the Adviser.

NOTE 6 -- SHARES OF BENEFICIAL INTEREST

     The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

     Changes in shares of beneficial interest were as follows:

                                               YEAR ENDED                      YEAR ENDED
                                           SEPTEMBER 30, 1999              SEPTEMBER 30, 1998
                                      -----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ------------   --------------   ------------   --------------
        Sold........................   34,234,589    $ 500,045,668     14,330,739    $ 208,258,666
        Issued as reinvestment of
          dividends.................    2,104,113       28,405,531      3,071,709       43,453,261
        Redeemed....................  (29,554,687)    (429,706,431)   (15,780,835)    (229,499,670)
                                      -----------    -------------    -----------    -------------
        Net increase................    6,784,015    $  98,744,768      1,621,613    $  22,212,257
                                      ===========    =============    ===========    =============

     From October 1, 1998 through October 13, 1998 and from August 9, 1999 through September 30, 1999, The Merger Fund was closed to new investors.

NOTE 7 -- INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended September 30, 1999 (excluding short-term investments, options and short positions) aggregated $2,020,437,260 and $1,901,158,478, respectively.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1999

NOTE 7 -- INVESTMENT TRANSACTIONS (CONTINUED)
     At September 30, 1999, gross unrealized appreciation and depreciation of investments for federal income tax purposes were:

        Appreciation................................................  $ 27,954,637
        (Depreciation)..............................................   (35,410,361)
                                                                      ------------
        Net unrealized depreciation on investments..................  $ (7,455,724)
                                                                      ============

     At September 30, 1999, the cost of investments for federal income tax purposes was $713,040,823. The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses. The Fund realized, on a tax basis, post-October losses through September 30, 1999 of $6,585,077 which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 8 -- OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the year ended September 30, 1999, were as follows:

                                                                       PREMIUM       NUMBER OF
                                                                        AMOUNT       CONTRACTS
                                                                     ------------    ---------
        Options outstanding at September 30, 1998..................  $  1,632,021      10,359
        Options written............................................    33,994,714      66,547
        Options closed.............................................   (16,110,482)    (32,765)
        Options exercised..........................................    (9,801,589)    (23,884)
        Options expired............................................    (3,997,462)    (13,194)
                                                                     ------------     -------
        Options outstanding at September 30, 1999..................  $  5,717,202       7,063
                                                                     ============     =======

NOTE 9 -- DISTRIBUTION PLAN

     The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate its principal underwriter, Mercer, and any other broker-dealers with whom Mercer or the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 1999, the Fund incurred $842,509 pursuant to the Plan.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1999

NOTE 10 -- CREDIT FACILITY

     Custodial Trust Company has made available to the Fund a $230 million credit facility pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period October 1, 1998 to July 31, 1999, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 1.00%. The interest rate changed on August 1, 1999 to the Federal Funds Rate plus 0.875% (weighted average rate of 5.96% during the year ended September 30, 1999). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 1999, the Fund had an outstanding average daily balance of $59,428,721. The maximum amount outstanding during the year ended September 30, 1999, was $206,312,000. Cash paid for interest amounted to $3,319,263 for the year ended September 30, 1999. At September 30, 1999, the Fund had a loan payable balance of $162,600,000 and the securities collateralizing the Agreement amounted to $327,116,504.

NOTE 11 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     At September 30, 1999, the Fund had entered into a "position hedge" forward currency exchange contract that obligated the Fund to deliver and receive a currency at a specified future date. The net unrealized depreciation of $190,679 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contract are as follows:

                         CURRENCY TO           U.S. $ VALUE AT          CURRENCY TO          U.S. $ VALUE AT
SETTLEMENT DATE         BE DELIVERED          SEPTEMBER 30, 1999        BE RECEIVED         SEPTEMBER 30, 1999
---------------         ------------          ------------------        -----------         ------------------
   10/15/99      12,977,875 Canadian Dollars      $8,835,680       8,645,001 U.S. Dollars       $8,645,001

INCOME TAX INFORMATION

     The Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction.

Capital Gains Taxed at 20%..................................   $1,544,301

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Merger Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of options written and of securities sold short, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 1999, the results of its operations, the results of its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 12, 1999

INVESTMENT ADVISER
      Westchester Capital Management, Inc.
      100 Summit Lake Drive
      Valhalla, NY 10595
      (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
      PAYING AGENT, AND SHAREHOLDER
      SERVICING AGENT
      Firstar Mutual Fund Services, LLC
      615 East Michigan Street
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

CUSTODIAN
      Firstar Bank Milwaukee, N.A.
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

TRUSTEES
      Frederick W. Green
      William H. Bohnett
      Michael J. Downey
      James P. Logan III

EXECUTIVE OFFICERS
      Frederick W. Green, President
      Bonnie L. Smith, Vice President, Treasurer and Secretary

COUNSEL
      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, NY 10103

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202


                            [THE MERGER FUND LOGO]

                                 ANNUAL REPORT

                               SEPTEMBER 30, 1999